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                               CAMBREX CORPORATION

                                   EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-57404, 333-22017, 33-21374, 33-37791,
33-81780, and 33-81782) of Cambrex Corporation of our report dated January 18, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                       PRICEWATERHOUSECOOPERS  LLP




Florham Park, New Jersey
March 21, 2002